UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, 30th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Atlantic Power Corporation (the “Company”) announced on March 11, 2013 that the Company and certain of its subsidiaries have entered into a purchase and sale agreement (the “Agreement”) with Duke-American Transmission Company, a joint venture between Duke Energy and American Transmission Co., to sell the Company’s interests in the Path 15 transmission line (the “Sale”), including Atlantic Path 15 Transmission, LLC, Atlantic Holdings Path 15, LLC and Atlantic Path 15, LLC (collectively, “Path 15”). The Company expects to receive net cash proceeds from the Sale, including working capital adjustments, of approximately $56 million. All project level debt issued by Path 15, totaling $137 million as of December 31, 2012, will transfer with the Sale. The Company intends to use the net proceeds from the Sale for general corporate purposes and to invest in future accretive growth opportunities. The Agreement contains representations, warranties and indemnification obligations that are customary in the Company’s industry. The Sale is subject to customary closing conditions and approvals, including approval from the Federal Energy Regulatory Commission and certain lender approvals, and is expected to close in the second quarter of 2013.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information,” as such term is used in Canadian securities laws (referred to as “forward-looking statements”).  These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters.  In particular, the expectation that the Company will successfully sell Path 15 on the contemplated timetable and at the expected price and that the Company will use net proceeds from the Sale to invest in future accretive growth opportunities as described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K.  These forward-looking statements are based on a number of assumptions which may prove to be incorrect.  Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not, or the times at or by which, events will occur.  A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from time to time with the U.S. Securities and Exchange Commission and Canadian securities regulators.  The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements.  These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable

2

law, The Company assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: March 11, 2013	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

3